UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway Santa Clara, California 95051 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01	Other Events.

On April 11, 2012, XenoPort, Inc. (“XenoPort” or the “Company”) announced that the Central Social Insurance Medical Council (the “CSIMC”, also known as Chuikyo), which is responsible for recommending the National Health Insurance (“NHI”) price for pharmaceutical products in Japan, has approved the reimbursement price of 98.50 yen per 300 mg tablet of Regnite® (gabapentin enacarbil) Extended-Release Tablets proposed by the Drug Price Organization. Regnite and its NHI price will be listed in the NHI drug formulary on April 17, 2012. The approved daily dose of Regnite for the treatment of moderate-to-severe primary restless legs syndrome is 600 mg. According to the public information of the CSIMC released by the Japanese Ministry of Health, Labour and Welfare, peak sales of Regnite are expected to reach 3.8 billion yen in the 10th year of its sales.

This current report contains “forward-looking” statements, including, without limitation, all statements related to anticipated peak sales of Regnite and the timing thereof; and the therapeutic and commercial potential of Regnite. Any statements contained in this current report that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon XenoPort’s current expectations. Forward-looking statements involve risks and uncertainties. XenoPort’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Astellas’ ability to successfully commercialize and promote Regnite in Japan; XenoPort’s dependence on its current and additional collaborative partners; and the uncertain therapeutic and commercial value of XenoPort’s compounds. These and other risk factors are discussed under the heading “Risk Factors” in XenoPort’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29, 2012. XenoPort expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: April 11, 2012	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and Chief Financial Officer